Exhibit 99.1

Press Release

BSY Investor Contact:
Eric Boyer
Investor Relations Officer
ir@bentley.com

Bentley Systems Announces Operating Results for the Second Quarter of 2023
EXTON, Pa. – August 8, 2023 – Bentley Systems, Incorporated (Nasdaq: BSY), the infrastructure engineering software company, today announced operating results for its second quarter and six months ended June 30, 2023.

Second Quarter 2023 Operating Results

•Total revenues were $296.7 million, up 10.6% or 10.1% on a constant currency basis, year-over-year;
•Subscriptions revenues were $259.2 million, up 11.7% or 10.9% on a constant currency basis, year-over-year;
•Annualized Recurring Revenues (“ARR”) was $1,105.9 million as of June 30, 2023, compared to $971.9 million as of June 30, 2022, representing a constant currency ARR growth rate of 13%;
•Last twelve-month recurring revenues dollar-based net retention rate was 110%, compared to 109% for the same period last year;
•Operating income margin was 18.0%, compared to 20.8% for the same period last year;
•Adjusted operating income inclusive of stock-based compensation expense (“Adjusted OI w/SBC”) margin was 24.7%, compared to 24.0% for the same period last year;
•Net income per diluted share was $0.15, compared to $0.17 for the same period last year;
•Adjusted net income per diluted share (“Adjusted EPS”) was $0.24, compared to $0.23 for the same period last year; and
•Cash flow from operations was $80.6 million, compared to $67.0 million for the same period last year.

Six Months Ended June 30, 2023 Operating Results

•Total revenues were $611.2 million, up 12.4% or 13.6% on a constant currency basis, year-over-year;
•Subscriptions revenues were $537.1 million, up 13.4% or 14.5% on a constant currency basis, year-over-year;
•Operating income margin was 19.5%, compared to 20.7% for the same period last year;
•Adjusted OI w/SBC margin was 26.8%, compared to 26.2% for the same period last year;
•Net income per diluted share was $0.29, compared to $0.35 for the same period last year;
•Adjusted EPS was $0.49, compared to $0.47 for the same period last year; and
•Cash flow from operations was $256.8 million, compared to $168.7 million for the same period last year.

CEO Greg Bentley said, “I am pleased to again report strong operating results this quarter, driven perhaps equally by 2023’s favorable end market conditions and by our teams’ strong operational execution. We are sustaining robust ARR growth of 13% (year-over-year constant currency business performance) with directionally broader balance across the board. Our E365 growth initiative for enterprise accounts, and our Virtuosity growth initiative for SMB accounts and prospects, are each contributing at continuously greater levels.

“We are narrowing our 2023 ARR growth outlook (constant currency business performance) to a range of 12% to 13% by virtue of the momentum underlying our strong first half, offset by lower expectations for programmatic acquisition contributions this year, and particularly by the business model shift in China (from ARR) due to prevailing geopolitical concerns.”

COO Nicholas Cumins commented, “Our 23Q2 operating results reflect our strong performance across the board. ARR growth by region was led by continued very solid growth in North America and Asia-Pacific and steady growth in Europe. By sector, growth in Public Works / Utilities remained strong while growth in Industrial improved, offset somewhat by growth in Resources normalizing from record levels and continued softness in Commercial / Facilities. We believe we are strongly positioned to benefit from the long-term investments in civil infrastructure globally, and the increasing priority our accounts are placing on going digital.”

CFO Werner Andre said, “In 23Q2 BSY delivered financial results that met or surpassed our expectations in all key metrics, including ARR growth, revenues, recurring revenues dollar-based net retention rate, Adjusted operating income inclusive of stock-based compensation expense margin, and operating cash flows. Although we have narrowed our range of expectations for the year’s ARR growth (constant currency business performance), we are maintaining our financial outlook for the other metrics.

“Along with relatively light acquisition and investment expenditures, during the first half of 2023 we paid $29 million in dividends, effectively repurchased $51 million of shares to offset dilution from stock-based compensation, and repaid $147 million of net bank borrowings.”

Operating Results Call Details

Bentley Systems will host a live Zoom video webinar on August 8, 2023 at 8:15 a.m. Eastern time to discuss operating results for its second quarter ended June 30, 2023.

Those wishing to participate should access the live Zoom video webinar of the event through a direct registration link at https://us06web.zoom.us/webinar/register/WN_vGAVc0NyRy-CbB4PTe33Gg#/registration. Alternatively, the event can be accessed from the Events & Presentations page on Bentley Systems’ Investor Relations website at
https://investors.bentley.com. In addition, a replay and transcript will be available after the conclusion of the live event on Bentley Systems’ Investor Relations website for one year.

Non-GAAP Financial Measures

In this operating results press release, we sometimes refer to financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these measures are considered non-GAAP financial measures under the United States Securities and Exchange Commission (“SEC”) regulations. Those rules require the supplemental explanations and reconciliations that are in Bentley Systems’ Form 8-K (Quarterly Earnings Release) furnished to the SEC.

Forward-Looking Statements

This press release includes forward-looking statements regarding the future results of operations and financial position, business strategy, and plans and objectives for future operations of Bentley Systems, Incorporated (the “Company,” “we,” “us,” and words of similar import). All such statements contained in this press release, other than statements of historical facts, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations, projections, and assumptions about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release including: adverse changes in global economic and/or political conditions; the impact of current and future sanctions, embargoes and other similar laws at the state and/or federal level that impose restrictions on our counterparties or upon our ability to operate our business within the subject jurisdictions; political, economic, regulatory and public health and safety risks and uncertainties in the countries and regions in which we operate; failure to retain personnel necessary for the operation of our business or those that we acquire; changes in the industries in which our accounts operate; the competitive environment in which we operate; the quality of our products; our ability to develop and market new products to address our accounts’ rapidly changing technological needs; changes in capital markets and our ability to access financing on terms satisfactory to us or at all; the impact of changing or uncertain interest rates on us and on the industries we serve; our ability to integrate acquired businesses successfully; and our ability to identify and consummate future investments on terms satisfactory to us or at all.

Further information on potential factors that could affect the financial results of the Company are included in the Company’s Form 10‑K and subsequent Form 10‑Qs, which are on file with the SEC. The Company disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Bentley Systems

Bentley Systems (Nasdaq: BSY) is the infrastructure engineering software company. We provide innovative software to advance the world’s infrastructure – sustaining both the global economy and environment. Our industry-leading software solutions are used by professionals, and organizations of every size, for the design, construction, and operations of roads and bridges, rail and transit, water and wastewater, public works and utilities, buildings and campuses, mining, and industrial facilities. Our offerings, powered by the iTwin Platform for infrastructure digital twins, include MicroStation and Bentley Open applications for modeling and simulation, Seequent’s software for geoprofessionals, and Bentley Infrastructure Cloud encompassing ProjectWise for project delivery, SYNCHRO for construction management, and AssetWise for asset operations. Bentley Systems’ 5,000 colleagues generate annual revenues of more than $1 billion in 194 countries.
www.bentley.com

© 2023 Bentley Systems, Incorporated. Bentley, the Bentley logo, AssetWise, Bentley Infrastructure Cloud, Bentley Open, iTwin, MicroStation, ProjectWise, Seequent, SYNCHRO, and Virtuosity are either registered or unregistered trademarks or service marks of Bentley Systems, Incorporated or one of its direct or indirect wholly owned subsidiaries. All other brands and product names are trademarks of their respective owners.

BENTLEY SYSTEMS, INCORPORATED
Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$82,716	$71,684
Accounts receivable	252,863	296,376
Allowance for doubtful accounts	(8,656)	(9,303)
Prepaid income taxes	20,491	18,406
Prepaid and other current assets	44,043	38,732
Total current assets	391,457	415,895
Property and equipment, net	35,520	32,251
Operating lease right-of-use assets	43,248	40,249
Intangible assets, net	271,639	292,271
Goodwill	2,252,832	2,237,184
Investments	26,997	22,270
Deferred income taxes	68,681	52,636
Other assets	73,553	72,249
Total assets	$3,163,927	$3,165,005
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$37,423	$15,176
Accruals and other current liabilities	398,883	362,048
Deferred revenues	231,473	226,955
Operating lease liabilities	12,533	14,672
Income taxes payable	21,383	4,507
Current portion of long-term debt	7,500	5,000
Total current liabilities	709,195	628,358
Long-term debt	1,629,483	1,775,696
Deferred compensation plan liabilities	82,641	77,014
Long-term operating lease liabilities	32,273	27,670
Deferred revenues	16,282	16,118
Deferred income taxes	37,773	51,235
Income taxes payable	7,316	8,105
Other liabilities	5,192	7,355
Total liabilities	2,520,155	2,591,551
Stockholders’ equity:
Common stock	2,947	2,890
Additional paid-in capital	1,085,066	1,030,466
Accumulated other comprehensive loss	(87,828)	(89,740)
Accumulated deficit	(357,117)	(370,866)
Non-controlling interest	704	704
Total stockholders’ equity	643,772	573,454
Total liabilities and stockholders’ equity	$3,163,927	$3,165,005

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Revenues:
Subscriptions	$259,243	$232,191	$537,088	$473,424
Perpetual licenses	11,718	11,548	21,265	21,753
Subscriptions and licenses	270,961	243,739	558,353	495,177
Services	25,788	24,546	52,807	48,625
Total revenues	296,749	268,285	611,160	543,802
Cost of revenues:
Cost of subscriptions and licenses	41,156	36,806	82,087	70,533
Cost of services	25,270	22,888	51,523	44,946
Total cost of revenues	66,426	59,694	133,610	115,479
Gross profit	230,323	208,591	477,550	428,323
Operating expense (income):
Research and development	70,117	64,866	137,917	126,139
Selling and marketing	54,364	49,617	106,505	95,562
General and administrative	39,258	40,033	86,065	91,187
Deferred compensation plan	3,777	(12,159)	7,923	(17,297)
Amortization of purchased intangibles	9,502	10,517	20,050	20,423
Total operating expenses	177,018	152,874	358,460	316,014
Income from operations	53,305	55,717	119,090	112,309
Interest expense, net	(9,484)	(7,639)	(20,576)	(14,387)
Other income, net	965	3,514	1,254	13,861
Income before income taxes	44,786	51,592	99,768	111,783
Benefit (provision) for income taxes	3,899	4,674	(5,593)	1,443
Loss from investments accounted for using the equity method, net of tax	—	(593)	—	(1,165)
Net income	$48,685	$55,673	$94,175	$112,061
Per share information:
Net income per share, basic	$0.16	$0.18	$0.30	$0.36
Net income per share, diluted	$0.15	$0.17	$0.29	$0.35
Weighted average shares, basic	311,914,602	308,244,778	311,366,371	308,512,924
Weighted average shares, diluted	332,352,725	332,275,216	331,831,973	332,208,435

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended
	June 30,
	2023	2022
Cash flows from operating activities:
Net income	$94,175	$112,061
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,304	35,730
Deferred income taxes	(28,935)	(16,806)
Stock-based compensation expense	37,588	32,568
Deferred compensation plan	7,923	(17,297)
Amortization of deferred debt issuance costs	3,646	3,646
Change in fair value of derivative	663	(19,490)
Foreign currency remeasurement (gain) loss	(144)	5,748
Other non-cash items, net	3,530	3,315
Changes in assets and liabilities, net of effect from acquisitions:
Accounts receivable	49,171	15,581
Prepaid and other assets	(364)	3,325
Accounts payable, accruals, and other liabilities	41,969	25,683
Deferred revenues	(1,792)	(20,292)
Income taxes payable, net of prepaid income taxes	14,085	4,958
Net cash provided by operating activities	256,819	168,730
Cash flows from investing activities:
Purchases of property and equipment and investment in capitalized software	(11,253)	(6,589)
Proceeds from sale of aircraft	—	2,380
Acquisitions, net of cash acquired	(10,299)	(714,197)
Purchases of investments	(8,200)	(5,561)
Net cash used in investing activities	(29,752)	(723,967)
Cash flows from financing activities:
Proceeds from credit facilities	288,387	657,981
Payments of credit facilities	(432,739)	(264,107)
Repayments of term loan	(2,500)	(2,500)
Payments of contingent and non-contingent consideration	(2,860)	(5,059)
Payments of dividends	(29,224)	(17,163)
Proceeds from stock purchases under employee stock purchase plan	4,557	4,611
Proceeds from exercise of stock options	9,700	5,861
Payments for shares acquired including shares withheld for taxes	(51,202)	(40,520)
Repurchase of Class B Common Stock under approved program	—	(13,242)
Other financing activities	(95)	(89)
Net cash (used in) provided by financing activities	(215,976)	325,773
Effect of exchange rate changes on cash and cash equivalents	(59)	(6,462)
Increase (decrease) in cash and cash equivalents	11,032	(235,926)
Cash and cash equivalents, beginning of year	71,684	329,337
Cash and cash equivalents, end of period	$82,716	$93,411

BENTLEY SYSTEMS, INCORPORATED
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except share and per share data)
(unaudited)

Reconciliation of operating income to Adjusted OI w/SBC and to Adjusted operating income:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Operating income	$53,305	$55,717	$119,090	$112,309
Amortization of purchased intangibles	12,625	13,671	26,360	26,599
Deferred compensation plan	3,777	(12,159)	7,923	(17,297)
Acquisition expenses	3,521	3,856	12,298	17,853
Realignment expenses (income)	29	3,194	(1,950)	3,194
Adjusted OI w/SBC	73,257	64,279	163,721	142,658
Stock-based compensation expense	17,670	17,395	36,868	32,348
Adjusted operating income	$90,927	$81,674	$200,589	$175,006

Reconciliation of net income to Adjusted net income:

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2023		2022		2023		2022
	$	EPS(1)	$	EPS(1)	$	EPS(1)	$	EPS(1)
Net income	$48,685	$0.15	$55,673	$0.17	$94,175	$0.29	$112,061	$0.35
Non-GAAP adjustments, prior to income taxes:
Amortization of purchased intangibles	12,625	0.04	13,671	0.04	26,360	0.08	26,599	0.08
Stock-based compensation expense	17,670	0.05	17,395	0.05	36,868	0.11	32,348	0.10
Deferred compensation plan	3,777	0.01	(12,159)	(0.04)	7,923	0.02	(17,297)	(0.05)
Acquisition expenses	3,521	0.01	3,856	0.01	12,298	0.04	17,853	0.05
Realignment expenses (income)	29	—	3,194	0.01	(1,950)	(0.01)	3,194	0.01
Other income, net	(965)	—	(3,514)	(0.01)	(1,254)	—	(13,861)	(0.04)
Total non-GAAP adjustments, prior to income taxes	36,657	0.11	22,443	0.07	80,245	0.24	48,836	0.15
Income tax effect of non-GAAP adjustments	(6,608)	(0.02)	(4,913)	(0.01)	(13,997)	(0.04)	(8,490)	(0.03)
Loss from investments accounted for using the equity method, net of tax	—	—	593	—	—	—	1,165	—
Adjusted net income(2)(3)	$78,734	$0.24	$73,796	$0.23	$160,423	$0.49	$153,572	$0.47

Adjusted weighted average shares, diluted	332,352,725		332,275,216		331,831,973		332,208,435

(1)Adjusted EPS was computed independently for each reconciling item presented; therefore, the sum of Adjusted EPS for each line item may not equal total Adjusted EPS due to rounding.
(2)Total Adjusted EPS for the three and six months ended June 30, 2022 have been corrected to reflect the dilutive effect of convertible senior notes.
(3)Adjusted EPS numerator includes $1,723 and $1,705 for the three months ended June 30, 2023 and 2022, respectively, and $3,440 and $3,400 for the six months ended June 30, 2023 and 2022, respectively, related to interest expense, net of tax, attributable to the convertible senior notes using the if‑converted method.

Reconciliation of cash flow from operations to Adjusted EBITDA:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Cash flow from operations	$80,596	$66,999	$256,819	$168,730
Cash interest	8,909	5,232	19,382	10,528
Cash taxes	11,966	4,562	17,999	10,530
Cash deferred compensation plan distributions	1,704	7,336	2,125	7,336
Cash acquisition expenses	4,237	5,283	15,290	22,749
Changes in operating assets and liabilities	(9,699)	(2,874)	(97,998)	(36,013)
Other(1)	(2,164)	(17)	(4,084)	277
Adjusted EBITDA	$95,549	$86,521	$209,533	$184,137

(1) Includes (receipts) payments related to interest rate swap.